THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ENERTOPIA CORP.
(the "Issuer")
SUBSCRIPTION AGREEMENT
Units (Share and Warrant)

The units (the "Units") will be sold at a price of US$0.05 per Unit , with each Unit being comprised of:

  one (1) common share of the Issuer (the "Share"); and
  one share purchase warrant (each whole warrant, a "Warrant"). Each Warrant entitles the holder thereof to acquire one (1) common share (a "Warrant Share") of the Issuer at a price of US$0.10 per Warrant Share until the date that is three years from the date of Closing of this Subscription Agreement (the "Expiry Date"), subject to acceleration as set out in Section 2.2 of Appendix A.

The Units will be offered in the United States, British Columbia, Ontario and such other jurisdictions as may be determined by the Issuer, including jurisdictions outside of Canada and the United States, pursuant to exemptions from the registration and prospectus requirements of applicable securities legislation.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER

1.	The subscriber (the "Subscriber") must complete the information required on page 2 with respect to subscription amounts and registration and delivery particulars.

2.	The Subscriber must complete the personal information required on page 4. The Subscriber acknowledges and agrees that this information will be provided to the Exchange.

3.	The Subscriber must complete the applicable forms (the "Forms") at the end of Schedule B:

(a) All Subscribers must complete Form 1 – "Certificate for Exemption".

(b) All Subscribers who are U.S. Persons and are U.S. Accredited Investors (as defined in section 1.1 of Schedule A herein) must complete Form 2 – "Certificate of U.S. Accredited Investor Status".

4.

Return this subscription and all Forms to the offices of Enertopia Corp, Suite 950 – 1130 W Pender St, Vancouver BC, V6E 4A4. (FAX: 604-685-1602) Return the total subscription price by certified cheque, money order or bank draft drawn on a major U.S or Canadian chartered bank and made payable to Enertopia Corp. in the amount of the applicable subscription funds or by wire to Enertopia Corp. pursuant to the Wiring Instructions in Form 3 .

5.

Subscribers who are not purchasing as principal (or deemed under applicable securities laws to be purchasing as principal) must ensure that they disclose the identity of the Disclosed Principal (as hereafter defined) on page 2, and that they complete and provide as a separate attachment the personal information required on page 4 and all applicable Forms on behalf of such Disclosed Principal.

Subscription Agreement

TO: ENERTOPIA CORP.

1.	The Subscriber irrevocably subscribes for and agrees to purchase from the Issuer the following securities:

     No. of Units at US$0.05 each:
____________________________________________

     Total subscription price for the subscribed Units:
____________________________________________

2.

The Subscriber and the Issuer agree that the Units, and the offering thereof, shall have and be conducted on the terms and conditions specified in Schedules "A" and "B" hereto. The Subscriber hereby makes the representations, warranties, acknowledgments and agreements set out in Schedules "A" and "B" hereto and in all applicable Forms, and acknowledges and agrees that the Issuer and its respective counsel will and can rely on such representations, warranties, acknowledgments and agreements should this subscription be accepted.

3.	Identity of and execution by Subscriber:

BOX A: SUBSCRIBER INFORMATION AND EXECUTION

(name of subscriber)

(address – include city, province and postal code)
X
(telephone number) (email address)	(signature of subscriber/authorized signatory)

(SSN or Tax ID number)	(if applicable, print name of signatory and office)

Execution hereof by the Subscriber shall constitute an offer and agreement to subscribe for the Units set out in Item 1 above pursuant to the provisions of Item 2 above, and acceptance by the Issuer shall effect a legal, valid and binding agreement between the Issuer and the Subscriber. This subscription may be executed and delivered by facsimile, and shall be deemed to bear the date of acceptance below.

4.	If the Units are to be registered other than as set out in Box A, the Subscriber directs the Issuer to register and deliver the Units as follows:

BOX B: ALTERNATE REGISTRATION INSTRUCTIONS

(name of registered holder)

(address of registered holder – include city, province and postal code)

(registered holder: contact name, contact telephone number and contact email address)

5.	If the Units are to be delivered other than as set out in Box A (or if completed, Box B):

BOX C: ALTERNATE DELIVERY INSTRUCTIONS

(name of recipient)

(address of recipient – include city, province and postal code)

(recipient: contact name, contact telephone number and contact email address)

Subscription Agreement

6.

If the Subscriber is purchasing as agent for a principal, and is not a trust company or trust corporation purchasing as trustee or agent for accounts fully managed by it or is not a person acting on behalf of a fully account managed by it (and in each such case satisfying the criteria set forth in NI-45-106), complete Box D below and provide as a separate attachment the personal information required on page 3 and all applicable Forms on behalf of such principal (a "Disclosed Principal "):

BOX D: IDENTIFICATION OF PRINCIPAL

(name of Disclosed Principal)

(address of Disclosed Principal – include city, province and postal code)

(Disclosed Principal: contact name, contact telephone number and contact email address)

ACCEPTANCE

This subscription is accepted and agreed to by the	)	ENERTOPIA CORP.
)
Issuer as of the day of _______________, 2013.	)
	)	Per: ________________________________________
Authorized Signatory

Subscription Agreement

PERSONAL INFORMATION

1.	Present Ownership of Securities of the Issuer . The Subscriber either [check appropriate box] :

[ ]	owns, directly or indirectly, or exercises control or direction over, no common shares of the Issuer or securities convertible into common shares of the Issuer; or

[ ]

owns, directly or indirectly, or exercises control or direction over, __________common shares of the Issuer and securities convertible or exercisable to acquire an additional __________common shares of the Issuer.

2.	Insider Status . The Subscriber either [check appropriate box] :

[ ]	is an "Insider" of the Issuer as defined in the British Columbia Securities Act , determined as follows:
(a)	a director or senior officer of the Issuer;
(b)	a director or senior officer of a person that is itself an insider or subsidiary of the Issuer;
(c)	a person that has:
(1) direct or indirect beneficial ownership of;
(2) control or direction over; or
(3) a combination of direct or indirect beneficial ownership of and of control or direction over,

securities of the Issuer carrying more than 10% of the voting rights attached to all the Issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

(d)	the Issuer itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or
[ ]	is not an Insider of the Issuer.

3.	"Pro Group" Status . The Subscriber either [check appropriate box] :

[ ]	is a member of the "Pro Group" as defined in the Rules of the Exchange, determined as follows:
(a)	subject to subparagraphs (b), (c) and (d), "Pro Group" shall include, either individually or as a group:
	(1)	the member (i.e. a member of the Exchange under the Exchange requirements);
	(2)	employees of the member;
	(3)	partners, officers and directors of the member;
	(4)	affiliates of the member; and
	(5)	associates of any parties referred to in subparagraphs (1) through (4);
(b)

the Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm's length of the member;

(c)

the Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm's length of the member; and

(d)	the member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the member determines that:
	(1)	the person is an affiliate or associate of the member acting at arm's length of the member;
	(2)	the associate or affiliate has a separate corporate and reporting structure;
	(3)	there are sufficient controls on information flowing between the member and the associate or affiliate; and
	(4)	the member maintains a list of such excluded persons; or
[ ]	is not a member of the Pro Group.

SCHEDULE A

1.	Interpretation

1.1	Unless the context otherwise requires, reference in this subscription to:
(a)

"Applicable Securities Laws" means the Securities Act or analogous legislation of the Reporting Jurisdictions and the Selling Jurisdictions and all rules, regulations, policies, orders, notices and other instruments incidental thereto;

	(b)	"Closing" refers to the completion of the purchase and sale of the Units, and if the purchase and sale occurs in two or more tranches, the completion of each shall be a "Closing";

	(c)	"NI45-102" and "NI45-106" refer to National Instrument 45-102 and National Instrument 45-106, respectively, of the Canadian Securities Administrators;

(d)

"Public Record" refers to all public information which has been filed by the Issuer pursuant to the Applicable Securities Laws of the Reporting Jurisdictions and otherwise pursuant to the Applicable Securities Laws of any additional Selling Jurisdictions;

	(e)	"Reporting Jurisdictions" refers to the Provinces of British Columbia and Ontario and the United States of America;

	(f)	"Selling Jurisdictions" refers to the Provinces of British Columbia, Ontario, the United States and all other jurisdictions where the Units may be sold;

	(g)	"subscription" means this subscription agreement and includes all schedules hereto and the Forms; and

(h)

"U.S. Person" means a U.S. Person as that term is defined in Rule 902(o) of Regulation S promulgated under the U.S. Securities Act of 1933 , as amended, and includes (i) any natural person resident in the United States and (ii) any partnership or corporation organized or incorporated under the laws of the United States, among other persons specified in such Rule.

1.2	Unless otherwise stated, all dollar figures herein expressed are in U.S. Dollars.

1.3

References imputing the singular shall include the plural and vice versa; references imputing individuals shall include corporations, partnerships, societies, associations, trusts and other artificial constructs and vice versa; and references imputing gender shall include the opposite gender.

2.	Description of Offering and Securities

2.1

The Issuer is offering (the "Offering") up to 8,000,000 Units at a price of US$0.05 per Unit, each comprised of a common share and one Warrant, for aggregate gross proceeds of up to US$400,000. Subject to the approval from the Exchange, the Issuer may, in its discretion, increase the size of the Offering.

2.2	Each Unit shall be comprised of:
(a)	one (1) common share of the Issuer (the "Shares"); and
(b)

one share purchase warrant (a "Warrant"). Each Warrant entitles the holder thereof to acquire one (1) common share (a "Warrant Share") of the Issuer at a price of US$0.10 per Warrant Share until the date that is three years from the date of Closing of this Subscription Agreement. In the event that four months and one day after the closing date of the Offering or anytime thereafter, the volume weighted average closing price of the Issuer’s common shares on the Canadian National Stock Exchange (the “Exchange”), for a period of twenty (20) consecutive trading days exceeds $0.20, the Issuer may, within five (5) days after such an event, provide written notice to the Warrant holders of early expiry and thereafter, the Warrants will expire on the date which is thirty (30) days after the date of the notice to such Warrant holders.

Schedule A

2.3	The Shares, Warrants and Warrant Shares are collectively referred to herein as the "Securities".

2.4	The completion of the Offering is subject to the following conditions:
	(a)	the Exchange's conditional acceptance of the Offering on such conditions as may be acceptable to the Issuer, acting reasonably;
	(b)	the receipt by the Issuer, as the case may be, from the Subscriber of any other documents required by Applicable Securities Laws which the Issuer requests;
	(c)	the performance by the Subscriber of its covenants under this agreement; and
	(d)	the truth, at the time of acceptance and as at Closing, of the Subscriber's representations and warranties under this agreement.

3.	Eligibility and Subscription Procedure

3.1

The Offering is being made pursuant to exemptions (the "Exemptions") from the registration and prospectus requirements of Applicable Securities Laws. The Subscriber and any Disclosed Principal acknowledges and agrees that the Issuer and its respective counsel will and can rely on the representations, warranties, acknowledgments and agreements of the Subscriber and any Disclosed Principal contained in this subscription and otherwise provided by the Subscriber to the Issuer to determine the availability of Exemptions should this subscription be accepted.

3.2	No Offering Memorandum or other disclosure document has been or will be prepared or distributed in connection with the Offering.

3.3

The Offering is not, and under no circumstances is to be construed as, a public offering of the Securities. The Offering is not being made, and this subscription does not constitute, an offer to sell or the solicitation of an offer to buy the Securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

3.4

Subscribers must duly complete and execute this subscription together with all applicable Forms hereto ( please see the Instructions listed on the face page hereof ) and return them to the Issuer with payment for the total subscription price for the subscribed Units as instructed on the face page hereof.

3.5	Subscriptions, once delivered, are irrevocable.

3.6

A subscription will only be effective upon its acceptance by the Issuer. Subscriptions will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber and any Disclosed Principal pursuant to an available Exemption and that all other Applicable Securities Laws have been and will be complied with in connection with the proposed distribution.

3.7

The Issuer is entitled to treat the subscription proceeds as an interest free loan to the Issuer until such time as the Subscription Agreement is accepted and the certificates representing the Shares and Warrants have been issued to the Subscriber. If the funds are wired to the Issuer's lawyers, Macdonald Tuskey, those lawyers are authorized to immediately deliver the funds to the Issuer without further authorization from the Subscriber.

4.	Closing Procedure

4.1

The Offering will be completed at one or more Closings at such time or times, on such date or dates, and at such place or places, as the Issuer may determine. At each Closing, the Issuer will deliver certificates representing the Shares and Warrants to those Subscribers whose subscriptions have been accepted, against the duly completed and executed subscriptions and applicable subscription price in respect thereof.

Schedule A

4.2

In the event that the purchase and sale of the Units contemplated by this subscription is not completed, the Issuer shall immediately return this subscription and the total subscription price for the subscribed Units without interest or deduction.

5.	Reporting and Consent

5.1	The Subscriber, on its own behalf and on behalf of any Disclosed Principal, expressly consents and agrees to:

	(a)	the Issuer collecting personal information regarding the Subscriber and any Disclosed Principal for the purpose of completing the transactions contemplated by this subscription; and

(b)

the Issuer releasing personal information regarding the Subscriber, any Disclosed Principal and this Subscription, including the Subscriber's and any Disclosed Principal’s name, residential address, telephone number, email address and registration and delivery instructions, the number of Securities purchased, the number of securities of the Issuer held by the Subscriber and any Disclosed Principal, the status of the Subscriber and any Disclosed Principal as an insider, as a Pro Group member or as otherwise represented herein, and, if applicable, information regarding the beneficial ownership or the principals of the Subscriber and any Disclosed Principal, to securities regulatory authorities in compliance with Applicable Securities Laws, to other authorities as required by law and to the registrar and transfer agent of the Issuer for the purpose of arranging for the preparation of the certificates representing the Securities in connection with the Offering.

The purpose of the collection of the information is to ensure the Issuer and its advisors will be able to issue Securities to the Subscriber in accordance with the instructions of the Subscriber and in compliance with applicable corporate and securities laws, and to obtain the information required to be provided in documents required to be filed with securities regulatory authorities under Applicable Securities Laws and with other authorities as required by law. The Subscriber, on its own behalf and on behalf of any Disclosed Principal, further expressly consents and agrees to the collection, use and disclosure of all such personal information by securities regulatory authorities and other authorities in accordance with their requirements, including the provision of all such personal information to third party service providers from time to time.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title:	Bal Bhullar, Chief Financial Officer
Issuer Name:	ENERTOPIA CORP.
Address:	Suite 950 – 1130 West Pender Street, Vancouver, BC
V6E 4A4
Telephone No:	(604) 602-1675

5.2	The Subscriber, on its own behalf and on behalf of any Disclosed Principal, expressly acknowledges and agrees that:

	(a)	the Issuer may be required to provide applicable securities regulators, or otherwise under the

Proceeds of Crime (Money Laundering) and Terrorist Financing Act of Canada, a list setting forth the identities of the purchasers of the Securities and any personal information provided by the Subscriber, and the Subscriber hereby represents and warrants that to the best of the Subscriber's knowledge, none of the funds representing the subscription proceeds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; the Subscriber hereby further covenants that it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and shall provide the Issuer with appropriate information in connection therewith; and

Schedule A

(b)

it shall complete, sign and return such additional documentation as may be required from time to time under Applicable Securities Laws or any other applicable laws in connection with the Offering and this subscription.

5.3	Furthermore, the Subscriber and any Disclosed Principal is hereby notified and acknowledges that:

(a)

the Issuer may deliver to the Ontario Securities Commission certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address, telephone number and email address, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities,

	(b)	such information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation,

	(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario, M5H 3S8
Telephone: (416) 593-8086

6.	Selling Agents and Finders

6.1

The Issuer will solicit offers to purchase the Securities through its directors and officers on a non-brokered basis. In the event that a person introduces the Issuer to a Subscriber, the Issuer may pay such person a finder's fee payable in cash or shares of the Issuer in accordance with applicable laws in respect of any Securities sold.

7.	Resale Restrictions and Legending of Securities

7.1

The Subscriber hereby acknowledges and agrees that the Offering is being made pursuant to Exemptions and, as a result, the Securities will be subject to a number of statutory restrictions on resale and trading. Until these restrictions expire, the Subscriber will not be able to sell or trade the Securities unless the Subscriber complies with an exemption from the prospectus and registration requirements under Applicable Securities Laws. In addition to any statutory hold period imposed by Applicable Securities Laws, in general, unless permitted under securities legislation, the Subscriber cannot trade the securities in Canada before the date that is four months and a day after the Closing Date. See also section 7.3 below .

7.2	The Subscriber acknowledges and agrees that:

(a)

the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or any State securities laws, and may not be offered and sold, directly or indirectly, in the United States or by or to or for the account or benefit of a U.S. Person (as defined in Regulation S ("Regulation S") promulgated under the 1933 Act) without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available;

(b)

the Issuer has no present intention and is not obligated under any circumstances to register the Securities, or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise by or to or for the account or benefit of a U.S. Person, and in particular, the Subscriber and the Issuer further acknowledge and agree that the Issuer is hereby required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and

Schedule A

(c)

the Warrants may not be exercised in the United States or otherwise by or to or for the account or benefit of a U.S. Person without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available and the holder of such Warrant furnishes the Issuer with a legal opinion of counsel satisfactory to the Issuer to that effect.

7.3

The foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. Subscribers are advised to consult with their own advisors concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further Exemptions or the obtaining of a discretionary order to transfer any Securities. Subscribers are further advised against attempting to resell or transfer any Securities until they have determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Securities.

7.4

In the event that any of the Securities are subject to a hold period or any other restrictions on resale and transferability, the Issuer will place a legend on the certificates representing the Securities as are required under Applicable Securities Laws, the Exchange or as it may otherwise deem necessary or advisable.

8.	Miscellaneous

8.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any special counsel retained by the Subscriber, relating to the purchase, resale or transfer of the Securities shall be borne by the Subscriber.

8.2

Each party to this subscription covenants that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other notices, certificates, undertakings, escrow agreements and other instruments and documents, and shall do all such other acts and other things, as may be necessary or desirable for purposes of carry out the provisions of this subscription.

8.3

Except as expressly provided for in this subscription and in any agreements, instruments and other documents contemplated or provided for herein, this subscription contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations, warranties, acknowledgments and agreements, whether expressed or implied, whether written or oral, and whether made by statute, common law, the parties hereto or anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

8.4	The invalidity or unenforceability of any particular provision of this subscription shall not affect or limit the validity or enforceability of the remaining provisions of this subscription.

8.5

This subscription, including without limitation the terms, conditions, representations, warranties, acknowledgments and agreements contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber and the Issuer notwithstanding the completion of the purchase and sale of the Securities, the conversion or exercise thereof and any subsequent disposition thereof by the Subscriber.

8.6	This subscription is not transferable or assignable. This subscription shall enure to the benefit of and be binding upon the parties hereto and its respective successors and permitted assigns.

8.7

This subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his personal or corporate capacity, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.8	Time shall be of the essence hereof.

Schedule A

8.9

This subscription may be executed in as many counterparts as may be necessary and delivered by facsimile, and such counterparts and facsimiles shall be deemed to constitute one and the same original instrument. Without limiting the foregoing, the Issuer may rely on facsimile delivery of this subscription, and acceptance of such facsimile shall be effective to create a valid and binding agreement between the Subscriber and the Issuer.

SCHEDULE B

1.	Representations, Warranties, Acknowledgments and Agreements of the Subscriber

1.1

The Subscriber, on its own behalf and on behalf of any Disclosed Principal, hereby represents, warrants, certifies, acknowledges and agrees for the benefit of the Issuer and its respective counsel that:

	(a)	the Subscriber and any Disclosed Principal is resident in the jurisdiction set out on page 2 of the Subscription;

(b)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, and in particular no governmental agency or authority, stock exchange or other regulatory body or any other entity has made any finding or determination as to the merit for investment of, nor have any such agencies, authorities, exchanges, bodies or other entities made any recommendation or endorsement with respect to, the Securities;

	(c)	there is no government or other insurance covering the Securities;

	(d)	there are risks associated with the purchase of the Securities, being speculative investments which involve a substantial degree of risk;

(e)

there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(f)

the Issuer has advised the Subscriber that it is relying on one or more exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Securities Laws, and as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it;

(g)

the Subscriber has been further advised that due to the fact that no prospectus has been or is required to be filed with respect to any of the Securities under Applicable Securities Laws (i) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation, (ii) the Issuer is relieved from certain obligations that would otherwise apply under applicable legislation, and (iii) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(h)

the Subscriber has had access to all information regarding the Issuer and the Securities that the Subscriber has considered necessary in connection with its investment decision, and, in particular, the Subscriber's decision to execute this subscription and purchase Units has been based entirely upon its review of the Public Record, including the Issuer's financial statements, and has not been based upon any written or oral representation or warranty as to fact or otherwise made by or on behalf of the Issuer;

(i)

no person has made to the Subscriber any written or oral representations (i) that any person will resell or repurchase the Securities, (ii) that any person will refund the purchase price for the Securities, (iii) as to the future price or value of the Securities, or (iv) that the Securities will be listed and posted for trading or any stock exchange or that application has been made to list the common shares of the Issuer on any stock exchange;

(j)

the Subscriber is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of assessing and evaluating the merits and risks of an investment in the Securities, and is and will be able to bear the economic loss of its entire investment in any of the Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment;

(k)

the Subscriber has been advised to consult its own investment, legal and tax advisors with respect to the merits and risks of an investment in the Securities and Applicable Securities Laws and resale restrictions, and in all cases the Subscriber has not relied upon the Issuer or its respective counsel or advisors for investment, legal or tax advice, always having, if desired, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisors, and in particular, the Subscriber has been advised and understands that it is solely responsible, and neither the Issuer nor its respective counsel or advisors are in any way responsible, for the Subscriber's compliance with Applicable Securities Laws and resale restrictions regarding the holding and disposition of the Securities;

Schedule B

(l)

to the knowledge of the Subscriber, the Offering was not advertised or solicited in any manner in contravention of Applicable Securities Laws, and has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)

the Subscriber has no knowledge of a "material fact" or "material change", as those terms are defined in the Applicable Securities Laws applicable in its jurisdiction of residence, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(n)

the Subscriber is not a "control person" as defined in the policies of the Exchange, will not become a "control person" by virtue of purchasing the Units as contemplated herein, and does not intend to act in concert with any other person to form a control group of the Issuer;

(o)	the Subscriber is not an investment club;

(p)

the Subscriber has the legal capacity and competence to enter into and execute this subscription and to take all actions required pursuant hereto, and if the Subscriber is not an individual, it is also duly formed and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, partners and others have been obtained to authorize the entering into and execution of this subscription and the taking of all actions required hereto on behalf of the Subscriber;

(q)

the Subscriber has duly and validly entered into, executed and delivered this subscription and it constitutes a legal, valid and binding obligation of the Subscriber enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally and as limited by laws relating to the availability of equitable remedies;

(r)

the entering into of this subscription and the transactions contemplated hereby does not and will not, conflict with, result in a violation or breach of, or constitute a default under, any of the terms and provisions of any law, regulation, order or ruling applicable to the Subscriber or any Disclosed Principal, or of any agreement, contract or indenture, written or oral, to which it or any Disclosed Principal is or may be a party or by which it or any Disclosed Principal is or may be bound, and, if the Subscriber or any Disclosed Principal is a corporation, its constating documents or any resolutions of its or the Disclosed Principal’s directors or shareholders;

(s)	with respect to compliance with the 1933 Act:

(i)

none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

	(ii)	the Subscriber acknowledges that the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

	(iii)	the Subscriber is neither an underwriter of, or dealer in, the common shares of the Issuer, nor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

Schedule B

(iv)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, has no intention to distribute, directly or indirectly, all or any of the Securities in the United States or to U.S. Persons or to persons in the United States, and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or person in the United States respecting (A) the transfer or assignment of any rights or interests in any of the Securities; (B) the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription or the Securities; or (C) the voting of any securities offered hereby or underlying any securities offered hereby;

(v)	the Subscriber does not intend to and will not engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act;

(vi)	no documents in connection with the sale of the Securities hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators

(vii)

any person who acquires Securities may at the Issuer's discretion be required to provide the Issuer with written certification that it is not a U.S. Person or person in the United States and that the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or person in the United States; and

(viii)

the current structure of this transaction and all transactions and activities contemplated hereunder, and the Subscriber's participation therein, is not a scheme to avoid the registration requirements of the 1933 Act;

(t)	unless the Subscriber has completed Form 3 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)

the Subscriber is not a U.S. Person or person in the United States and is not acquiring the Securities, directly or indirectly, for the account or the benefit of a U.S. Person or person in the United States; and

(ii)

no offers to sell the Units were made by any person to the Subscriber while the Subscriber was in the United States and the Subscriber was outside the United States at the time of execution and delivery of this subscription; and

(u)	if the Subscriber has completed Form 3 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)

the Subscriber, by completing Form 3 – Certificate of U.S. Accredited Investor Status, is representing and warranting to the Issuer that the Subscriber is an "accredited investor" as the term is defined in Regulation D under the 1933 Act, and that all information contained in the Subscriber's completed Form 3 is complete and accurate and may be relied upon by the Issuer;

(ii)

the Subscriber will not acquire the Securities as a result of, and will not itself engage in, any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(iii)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

Schedule B

(iv)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(v)

the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(vi)

the Company will refuse to register any transfer of the Securities not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

(vii)

the statutory and regulatory basis for the exemption claimed for the offer of the Securities would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act.

1.2	The Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer that it is:

(a)

purchasing the Units as principal for investment purposes only, for its own account and not for the benefit of any other person and not with a view to, or for resale in connection with, any distribution thereof in violation of any Applicable Securities Laws; or

(b)

deemed to be purchasing as principal pursuant to NI45-106 by virtue of the Subscriber being an "accredited investor" as such term is defined in paragraphs (p) or (q) of the definition of "accredited investor" in NI45-106 (reproduced in Form 1 attached hereto) and provided, however, that the Subscriber is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under theTrust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada, and that the Subscriber has concurrently executed and delivered Form 1 and under the heading of Category 1: Accredited Investor therein checked off paragraphs (p) or (q); or

(c)

acting as agent for a Disclosed Principal (whose name and residential address are disclosed on page 2 of this Agreement) who is purchasing the Units as principal for investment purposes only, that the Subscriber is duly authorized and empowered to enter into this subscription, make all requisite representations, warranties, certifications, acknowledgments and agreements and execute all documentation in connection therewith on behalf of the Disclosed Principal, and that the Subscriber has concurrently completed, executed and delivered Form 1 and Forms 2 and 3, as applicable, on behalf of such Disclosed Principal in compliance with this Agreement.

1.3	The Subscriber, on its own behalf and on behalf of any Disclosed Principal, hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its respective counsel that:

(a)	in respect of all Subscribers, and any Disclosed Principals for which the Subscriber is acting, it is:

Schedule B

(i)

a person described in section 2.3 of NI45-106 by virtue of being an "accredited investor" as defined in NI45-106, and provided that it is not a person that is or has been created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI45-106;

(ii)

a person described in section 2.5 of NI45-106 by virtue of being (A) a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (B) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (C) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (D) a close personal friend or close business associate of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (E) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; (F) a parent, grandparent, brother, sister or child of a spouse of a founder of the Issuer; (G) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs 1.3(a)(ii)(A) to 1.3(a)(ii)(F); or (H) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons described in paragraphs 1.3(a)(ii)(A) to 1.3(a)(ii)(F);

(iii)

a person described in section 2.10 of NI45-106 by virtue of the Units having an acquisition cost to the purchaser of not less than $150,000 paid in cash, and provided that it is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI45-106, and further provided that if it is resident in or otherwise subject to the securities laws of Alberta, no document purporting to describe the business and affairs of the Issuer, which has been prepared for review by prospective purchasers to assist such prospective purchasers in making an investment decision in respect of the Units, has been delivered to or summarized for or seen by or requested by the Subscriber in connection with the Offering; or

(iv)

a person described in section 2.24 of NI45-106 by virtue of being an employee, "executive officer", "director" or "consultant" of the Issuer or of a "related entity" of the Issuer or by virtue of being a "permitted assign" of the foregoing persons, as those terms are defined in sections 1.1 or 2.22 of NI45-106, and its participation in the Offering is voluntary, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein; and

(b)	in respect of all Subscribers, and any Disclosed Principals for which the Subscriber is acting, who are resident in or otherwise subject to the securities laws of Ontario , it is:

(i) a person described in subsection 1.3(a)(i), (iii) or (iv) of this Schedule B; or

(ii)

a person described in section 2.7 of NI45-106 by virtue of being (A) a founder of the Issuer; (B) an affiliate of a founder of the Issuer; (C) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Issuer; or (D) a person that is a control person of the Issuer, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 herein; and

(c)	in respect of all Subscribers, and any Disclosed Principals for which the Subscriber is acting, who are resident outside of Canada or the United States :

(i)

it is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the "Authorities") having application to the Offering and the Issuer in the jurisdiction (the "International Jurisdiction") in which the Subscriber is resident;

Schedule B

(ii)

it is purchasing Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the applicable securities laws of the International Jurisdiction, or the Subscriber is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on such exemptions;

(iii)

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever with or from any of the Authorities in connection with the Offering or the Securities, including any resale thereof;

(iv)

the Offering and the completion of the offer and sale of the Securities to the Subscriber as contemplated herein complies in all respects with the applicable securities laws of the International Jurisdiction, and does not trigger:

	(A)	any obligation to prepare and file a prospectus or similar or other offering document, or any other report with respect to such purchase in the International Jurisdiction; or

	(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and

(v)

it will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably.

2.	Reliance, Notification, Indemnity and Survival

2.1

The Subscriber acknowledges and agrees that the Issuer and its respective counsel will and can rely on the representations, warranties, certifications, acknowledgments and agreements of the Subscriber contained in this subscription and otherwise provided by the Subscriber to and with the Issuer to determine the availability of Exemptions should this subscription be accepted, and otherwise in completing the offering, issue and sale of the Securities to the Subscriber in accordance with applicable laws.

2.2

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information pertaining to the Subscriber herein or otherwise provided in connection with this subscription which takes place prior to Closing.

2.3

The Subscriber hereby agrees to indemnify and hold harmless the Issuer against all actions, claims, damages, costs, expenses, losses and liabilities which it may suffer or incur as a result of this subscription.

2.4

The representations, warranties, acknowledgements and agreements made by the Subscriber in this subscription and otherwise provided by the Subscriber and the Issuer shall be true and correct as of the date of execution of this subscription and as of Closing as if repeated thereat, and shall survive the Closing.

Each Subscriber is required to complete and execute this Certificate. If the Subscriber is purchasing as agent for a Disclosed Principal it must complete and provide as a separate attachment a copy of this Certificate on behalf of such Disclosed Principal. All subscribers, other than residents of Ontario, must qualify under at least one of categories 1 to 4. All subscribers resident in Ontario must qualify under at least one of categories 1, 3, 4 or 6.

FORM 1

CERTIFICATE FOR EXEMPTION

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Form 1 – Certificate for Exemption is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Issuer that the Subscriber or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the jurisdiction set out on the Acceptance Page of the subscription and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber or the Disclosed Principal, as applicable, is:

[ ]	(a)	a Canadian financial institution, or a Schedule III bank;
[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act ;
[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario), or theSecurities Act (Newfoundland and Labrador);

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

[ ]	(k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;
[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;

Form 1	Exemption
Certificate

[   ]        (n)       an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;
(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or
(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

[ ]	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

[ ]	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and
(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
[ ]	(t)

a person in respect of which all of the owner of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i)	an accredited investor; or
(ii)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Definitions:

" Canadian financial institution " means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or
(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

" EVCC " means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

" financial assets " means

(a)	cash,

Form 1	Exemption
Certificate

(b)	securities, or
(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

" fully managed account " means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction; " investment fund " means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC; " person " includes

(a)	an individual,
(b)	a corporation,
(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

" related liabilities " means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(b)	liabilities that are secured by financial assets;

" Schedule III bank " means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

" spouse " means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

" subsidiary " means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

" VCC " means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

Category 2: Family, Friends and Business Associates (not available for Ontario residents)

The Subscriber or the Disclosed Principal, as applicable, is not a resident of or otherwise subject to the securities laws of Ontario, and is [check appropriate box and complete related blanks]

[ ]	(a)	a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;
[ ]	(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Issuer or an affiliate of the Issuer;
[ ]	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;
[ ]	(d)	a close personal friend* of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;

Form 1	Exemption
Certificate

[ ]	(e)	a close business associate** of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer;
[ ]	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Issuer; or
[ ]	(g)	a parent, grandparent, brother, sister or child of a spouse of a founder of the Issuer,

of which the relevant director, executive officer, control person or founder of the Issuer or affiliate of the Issuer is:

______________________________________________________________________; OR

[ ]	(h)	a person of which a majority of the voting securities are beneficially owned by persons described in paragraphs (a) to (g);
[ ]	(i)	a person of which a majority of the directors are persons described in paragraphs (a) to (g);
[ ]	(j)	a trust or estate of which all of the beneficiaries are persons described in paragraphs (a) to (g); or
[ ]	(k)	a trust or estate of which a majority of the trustees or executors are persons described in paragraphs (a) to (g).

Notes:

*

"close personal friend" means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term "close personal friend" can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a "close personal friend" solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

**

"close business associate" means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual's relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

Category 3: $150,000 Purchaser

[   ] The Subscriber or the Disclosed Principal, as applicable, has an acquisition cost for the Units of not less than $150,000 paid in cash, and is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.5 of NI45-106.

Category 4: Employees, Officers, Directors and Consultants

The Subscriber or the Disclosed Principal, as applicable, is:

[ ]	(a)	an employee of the Issuer or of a "related entity" of the Issuer;
[ ]	(b)	an executive officer of the Issuer or of a "related entity" of the Issuer;
[ ]	(c)	a director of the Issuer or of a "related entity" of the Issuer;
[ ]	(d)	a consultant of the Issuer or of a "related entity" of the Issuer; or

Form 1	Exemption
Certificate

[ ]	(e)	a "permitted assign" of a person described in paragraphs (a) to (d),

and its participation in the Offering is voluntary.

Category 5: Offering Memorandum (not available for Ontario residents)

[NOT APPLICABLE]

Category 6: Founder, Control Person and Family (only available for Ontario residents)

The Subscriber or the Disclosed Principal, as applicable, is resident in or otherwise subject to the securities laws of Ontario, and is:

[ ]	(a)	a founder of the Issuer;

[ ]	(b)	an affiliate of a founder of the Issuer;

[ ]	(c)	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Issuer, of which the relevant executive officer, director or founder is ; or

[ ]	(d)	a person that is a control person of the Issuer.

* * * * * * *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber's Subscription Agreement.

EXECUTED by the Subscriber at this_______ day of _______________, 20____.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber/Disclosed Principal	Print Name of Subscriber/Disclosed Principal

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Representative Capacity, if applicable

Jurisdiction of Residence of Subscriber/Disclosed Principal	Jurisdiction of Residence of Subscriber/Disclosed Principal

FORM 2

CERTIFICATE OF U.S. ACCREDITED INVESTOR STATUS

In addition to the representations, warranties acknowledgments and agreements contained in the subscription (the "Subscription Agreement") to which this Form 3 – Certificate of Accredited Investor Status is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Issuer that the Subscriber or the Disclosed Principal, as applicable, is purchasing the securities set out in the Subscription Agreement as principal, that it is resident in the jurisdiction set out on the Subscriber's execution page of the Subscription Agreement, and:

1.	The Subscriber represents, warrants, acknowledges and agrees to and with the Issuer that:

	(a)	the Subscriber is a U.S. Person;

(b)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 , as amended (the "1933 Act"), and any applicable State securities laws or if an exemption from such registration requirements is available or registration is otherwise not required under this 1933 Act;

	(d)	the Subscriber satisfies one or more of the categories indicated below ( check appropriate box ):

[ ]	Category 1:

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

[ ]	Category 2:	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

[ ]	Category 3:

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	Category 4:

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

Form 3	US Accredited
Certificate

[ ]	Category 5:	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]	Category 6:	A director or executive officer of the Issuer;
[ ]	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and

(e)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2.	The Subscriber acknowledges and agrees that:

	(a)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:
		(i)	the sale is to the Issuer;
(ii)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or "Blue Sky" laws; or

(iii)

the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer;

(b)

any of the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and any applicable state securities laws unless an exemption from such registration requirements is available;

(c)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(d)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

Form 3	US Accredited
Certificate

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(e)	the Issuer may make a notation on its records or instruct the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein; and

(f)

the Subscriber, if an individual, is a resident of the state or other jurisdiction disclosed as its address on the Subscriber's execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities is the address listed on the Subscriber's execution page of the Subscription Agreement.

* * * * * * *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber's Subscription Agreement.

IN WITNESS, the undersigned has executed this Certificate as of the ________ day of __________________, 2013.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Entity's Name	Print or Type Individual's Name

Signature of Authorized Signatory	Signature

Name and Title of Authorized Signatory	Social Security/Tax I.D. No.

Type of Entity

FORM 3
WIRE INSTRUCTIONS

BANK WIRE INSTRUCTIONS

TO SEND A WIRE TO YOUR COMPANY’S BANK ACCOUNT, YOU WILL NEED TO GIVE THE REMITTING BANK THE FOLLOWING INSTRUCTIONS……

BENEFICIARY BANK:	BANK OF MONTREAL
595 BURRARD STREET

VANCOUVER, B. C., CANADA

TRANSIT AND ACCOUNT NO.:	00044633271
SWIFT BIC ADDRESS:	BOFMCAM2

TO SEND FUNDS FROM A U.S. BANK, IT MAY BE EASIER TO SEND THROUGH OUR U.S.SUBSIDIARY –

INTERMEDIARY BANK:	WACHOVIA BANK, NA
New York
Fed wire ABA 026005092
SWIFT CODE:	PNBPUS3NNYC
PHYSICAL ADDRESS:
Enertopia Corp
Suite 950 – 1130 West Pender Street,
Vancouver, BC V6E 4A4
Telephone No:	(604) 602-1675